Exhibit 99.1

      Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Moneyflow Systems International Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended January 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2003


                                          BY: /s/ HAROLD F. SCHULTZ
                                              ----------------------------------
                                              HAROLD F. SCHULTZ
                                              CHIEF EXECUTIVE OFFICER AND CHIEF
                                                FINANCIAL OFFER


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